UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event
reported): February 7, 2017

Emerson Electric Co.
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(Exact Name of Registrant as Specified in Charter)

Missouri --------------------------------- (State or Other Jurisdiction of Incorporation)	1-278 ------------------- (Commission File Number)	43-0259330 --------------------------- (I.R.S. Employer Identification Number)

8000 West Florissant Avenue St. Louis, Missouri ------------------------------------------------ (Address of Principal Executive Offices)	63136 ------------------- (Zip Code)

Registrant’s telephone number, including area code:

(314) 553-2000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The final results for each of the matters submitted to a vote at the Company’s 2017 Annual Meeting of Stockholders held on February 7, 2017 are as follows:

Proposal 1: The four Directors named in the Proxy Statement were elected by the stockholders, by the votes set forth in the table below:

Nominee	For	Withheld	Broker Non-Votes
D. N. Farr	451,710,601	22,636,724	97,719,409
W. R. Johnson	465,209,693	9,137,632	97,719,409
M. S. Levatich	444,553,144	29,794,181	97,719,409
J. W. Prueher	457,731,899	16,615,426	97,719,409

Proposal 2: The Company's executive compensation, as described in the Proxy Statement, was approved by the non-binding advisory votes of the stockholders set forth below:

For	Against	Abstain	Broker Non-Votes
451,589,843	18,971,427	3,786,055	97,719,409

Proposal 3: The frequency of future advisory votes on executive compensation (every one, two or three years) received the non-binding advisory votes of the stockholders set forth in the table below:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
417,232,628	2,699,416	51,580,985	2,834,296	97,719,409
Based upon these results, the Board of Directors determined to continue to hold an annual advisory vote on executive compensation.

Proposal 4: The appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2017 was ratified by the stockholders, by the votes set forth below:

For	Against	Abstain
561,879,969	8,154,412	2,032,353

Proposal 5: The stockholder proposal requesting the adoption of an independent Board Chair policy, as described in the Proxy Statement, was not approved by the stockholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
189,102,925	261,061,111	24,183,289	97,719,409

Proposal 6: The stockholder proposal requesting issuance of a political contributions report, as described in the Proxy Statement, was not approved by the stockholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
164,889,209	244,674,826	64,783,290	97,719,409

Proposal 7: The stockholder proposal requesting issuance of a lobbying report, as described in the Proxy Statement, was not approved by the stockholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
163,937,954	245,389,318	65,020,053	97,719,409

Proposal 8: The stockholder proposal regarding greenhouse gas emissions, as described in the Proxy Statement, was not approved by the stockholders, by the votes set forth below:

For	Against	Abstain	Broker Non-Votes
130,508,842	253,542,299	90,296,184	97,719,409

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON ELECTRIC CO. (Registrant)
Date: February 10, 2017	By:	/s/ John G. Shively
John G. Shively Vice President and Assistant Secretary